SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.     )
Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[    ]	Preliminary Proxy Statement
[    ]	Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e)(2))
[ X ?	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

  . . . . . . . . . . . . . . . . . . . . . . .  The Gabelli
Global Multimedia Trust Inc.  . . . . . . . . . . . . .  . . . .
 . . . . . . .
(Name of Registrant as Specified In Its Charter)
 . . . . . . . . . .
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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One Corporate Center			The Gabelli Global
Multimedia Trust Inc.
Rye, NY 10580-1434
Tel. (914) 921-5070
Fax (914) 921-5118
http://www.gabelli.com
info@gabelli.com


								June 24, 1998


Dear Fellow Shareholder:

	By now you have received our invitation to attend our annual meeting on June 29, 1998 at the Library in Greenwich, Connecticut.

I need you to focus your attention on the proxy. The proxy is the shareholders' way to annually provide guidance and input to the Board of Directors on items impacting corporate governance.

Last year our shareholders endorsed management's request to issue senior securities. Our recent annual report reviewed again what the Multimedia Trust is doing. We were sued for issuing a preferred stock by Opportunity Partners L. P. According to press reports, Opportunity Partners and its leader Phillip Goldstein, have been active in "launching fights against closed-end funds" and "fundbusting." As summarized in our proxy statement, Opportunity Partners' complaint alleges that your 1997 vote was based on inadequate information. We disagree.

We have always operated in a fishbowl and have shared with you all material and important elements concerning our stewardship of our common assets. If Opportunity Partners had contacted us about their concerns regarding the 1997 vote we would have been happy to discuss whether a second shareholder vote was necessary under the circumstances. Instead, Opportunity Partners ambushed us by commencing litigation without any prior dialogue. Plain and simple, their lawsuit is a drain on all of us. By including in this years' proxy material additional disclosures that Opportunity Partners alleges were not sufficiently addressed in the 1997 proxy statement, we think your vote will render this suit moot!

	We would like you to ratify the Board's current authority to issue senior securities by voting for Proposal #3. If you have any questions, I am personally available to answer your inquiry.

				Sincerely,
				MARIO J. GABELLI
				Mario J. Gabelli




One Corporate Center			The Gabelli Global
Multimedia Trust Inc.
Rye, NY 10580-1434
Tel. (914) 921-5070
Fax (914) 921-5118
http://www.gabelli.com
info@gabelli.com


								June 24, 1998


Dear Fellow Preferred Shareholder:

	I am writing to invite you to attend the Annual Meeting of Stockholders of The Gabelli Global Multimedia Trust, which will be held at 9:30 a.m. on Monday, June 29, 1998, at the Cole
Auditorium, Greenwich Public Library, 101 West Putnam Avenue,
Greenwich, Connecticut.

	At the Annual Meeting, one of the proposals that shareholders will be asked to vote upon is a proposal to ratify the Board's current authority to issue senior securities. I would like you to personally focus your attention on our Proxy statement previously distributed to you.

	On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which was rated 'aaa' by Moody's Investors Service, Inc. The Trust issued 1,250,000 Preferred Shares at $25 with an annual coupon rate of 7.92%. The Preferred Shares, which trade on the New York Stock Exchange under the symbol "GGT Pr", closed at $25.50 on June 17, 1998, reflecting the recently declared semi-annual distribution of $0.99 per share. Future distributions will be paid on a quarterly basis.

	The Trust has been sued by Opportunity Partners L.P. to rescind the outcome of the Trust's shareholder vote in 1997 and the issuance of the preferred stock that you own based on alleged inadequate information in the 1997 proxy statement. Your Board believes the Trust will continue to benefit from the issuance of preferred stock and at the same time wants to avoid the drain on the Trust's resources caused by this lawsuit. This is why we want you to focus on Proposal #3 to ratify authority to issue senior securities in our 1998 Proxy. Your Board believes this is beneficial to you as a preferred shareholder and recommends a favorable vote. Your vote is important to us.

	Thank you for the confidence you have placed in The Gabelli Global Multimedia Trust.

					Sincerely,
					MARIO J. GABELLI
					Mario J. Gabelli



VIA EDGAR

June 24, 1998

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549
Attention:	Office of Filings, Information and Consumer
Services

	Re:	The Gabelli Global Multimedia Trust Inc. (the "
Trust")
		REVISED Definitive Proxy Materials
		File No.  811-08476

Dear Staff Member:

Pursuant to Section 14(a) under the Securities Act of 1934, as amended, (the "1934 Act"), please find enclosed for filing on behalf of the Trust, one copy of a revised Letter from the Chairman of the Trust to the Common shareholders and one copy of a revised Letter from the Chairman of the Trust to the Preferred shareholders (the "Shareholder
Letters"). The Trust's preliminary proxy materials were filed electronically on May 22, 1998 as Accession Number
#0000927405-98-000164 and the definitive proxy materials were filed electronically on June 5, 1998 as Accession
Number #0000927405-98-000186.

By copy of this letter, we are also delivering by overnight mail six (6) copies of the Shareholder Letters to the New
York Stock Exchange ("NYSE") in accordance with Rule 14a-
6(b) under the Exchange Act and applicable NYSE rules.

Should members of the Commission's staff have any questions or comments concerning this filing, they should contact
Paula Gilligan at (617) 573-1223. Please return an electronic transmittal as evidence of your receipt of this filing.

Very truly yours,
PAULA GILLIGAN
Paralegal Manager

cc:	B. Thompson, Securities and Exchange Commission
	B. Alpert, The Gabelli Global Multimedia Trust, Inc.
	P. Latartara, The Gabelli Global Multimedia Trust,
Inc.
	D. Schloendorn, Esq.
	M. Adelfio, Esq.
	J. Tedesco, Esq.
	T. Hamlin, Esq.
	New York Stock Exchange


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